UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) January 26, 2012

American River Bankshares

(Exact name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-31525	68-0352144
(Commission File Number)	(IRS Employer Identification No.)

100 Zinfandel Drive, Suite 450, Rancho Cordova, CA	95670
(Address of Principal Executive Offices)	(Zip Code)

(916) 851-0123

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

Item 8.01: Other Events

Registrant issued a press release January 26, 2012 announcing that American River Bankshares has approved and authorized a new Stock Repurchase Program for 2012. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(99.1)       Press release dated January 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
January 26, 2012	Mitchell A. Derenzo
Chief Financial Officer (Principal Accounting and Financial Officer)

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INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Press release of American River Bankshares dated January 26,2012	4

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